UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2019

HOMETRUST BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-35593	45-5055422
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

10 Woodfin Street, Asheville, North Carolina	28801
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (828) 259-3939

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	[ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
[ ]

Item 8.01 Other Events.

On January 31, 2019, the Company issued a press release announcing the declaration of a cash dividend of $0.06 per common share payable on March 7, 2019 to shareholders of record on February 21, 2019. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description
99.1	Press release, dated January 31, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOMETRUST BANCSHARES, INC.

Date: January 31, 2019	By:	/s/ Tony J. VunCannon
Tony J. VunCannon
Executive Vice President, Chief Financial Officer, Corporate Secretary and Treasurer

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